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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             TECHTEAM GLOBAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                [TECHTEAM LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 14, 2003




To Our Stockholders:

       You are invited to the Annual Meeting of Stockholders (the "Annual Meeting") of TechTeam Global, Inc., a Delaware corporation ("TechTeam"), which will be held on Wednesday, May 14, 2003, at 10:00 a.m. E.D.T. at the Embassy Suites, 28100 Franklin Road, Southfield, Michigan, for the following purposes:

              1. To elect TechTeam's Board of Directors to hold office until the 2004 Annual Meeting of Stockholders and each of their respective successors is duly elected and qualified;

              2. To ratify the appointment of Ernst & Young, L.L.P. as TechTeam's independent accountants for the year 2003; and

              3. To transact of such other business as may properly come before the Annual Meeting or any adjournment thereof.

       Stockholders who owned shares of our stock at the close of business on March 17, 2003, the record date for the Annual Meeting, are entitled to vote at the meeting. We will have a list of all Stockholders of record on March 17, 2003, open for inspection by Stockholders at the Annual Meeting.

       Your vote is important. Whether or not you plan to attend the meeting, please vote as soon as possible. You may submit your proxy or voting instructions by completing the proxy card and returning it in the pre-addressed envelope provided, or, in many cases by using the telephone or the Internet.

                                            By order of the Board of Directors,


                                            /s/ Michael A. Sosin

March 28, 2003                              Michael A. Sosin
                                            Secretary
                                            and General Counsel





   This notice of annual meeting and proxy statement are being distributed on or about April 8, 2003.

                              TECHTEAM GLOBAL, INC.
                             27335 W. 11 MILE ROAD,
                           SOUTHFIELD, MICHIGAN 48034
                                 (248) 357-2866

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of TechTeam Global, Inc. ("TechTeam") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, May 14, 2003 at 10:00 a.m. Eastern Daylight Time, or any adjournment thereof.

Stockholders of record as of the close of business on March 17, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 10,702,857 shares of TechTeam's Common Stock outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of the Stockholders.

VOTING PROCEDURES

       Stockholders can vote on matters presented at the Annual Meeting in two ways:

       -- By Proxy -- You can vote by signing, dating, and returning the enclosed proxy card, or in many cases by telephone or the Internet. To vote by telephone or the Internet, please follow the instructions included with your proxy materials. If you vote by proxy, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some, or none of the nominees for director. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please vote all your shares.

       -- In Person -- You may come to the Annual Meeting and cast your vote there. If your shares are registered directly in your name, you are considered the stockholder of record, and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in "street name." If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares.

TECHTEAM 401(k) PLAN PARTICIPANTS

       If you are a TechTeam employee who is a stockholder through TechTeam's 401(k) Profit-Sharing Plan and Trust (the "Plan"), you will receive a form proxy with respect to all of your shares so registered. You have the right to direct the Trustee of the Plan how to vote the shares allocated to your account. If you do not return a proxy with respect to these shares of Common Stock held in your account, the trustee will vote your shares in the same proportions as shares held by the Plan trustee for which voting instructions have been received.

REVOKING YOUR PROXY

       You may revoke your proxy at any time before it is exercised by sending a written notice of revocation to TechTeam's Secretary, Michael A. Sosin, by providing a later dated proxy, or by voting in person at the Annual Meeting.

QUORUM REQUIREMENT

       A quorum, which is a majority of the outstanding shares entitled to vote as of the record date, must be present in order to hold a valid meeting. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by submitting a proper proxy. If any broker non-votes (as described below) are present at the meeting, they will be counted as present for the purpose of determining a quorum.

BROKER NON-VOTES

       If you hold your shares in street name, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. However, shares represented by such "broker non-votes" are counted in determining whether there is a quorum.

VOTES REQUIRED FOR THE PROPOSAL


       Nine directors will be elected at the Annual Meeting by a plurality of all the votes cast at the meeting, meaning that the nine nominees for director with the most votes will be elected. You may vote "for" the nominees for election as directors or you may "withhold" your vote with respect to one or more nominees. There is no cumulative voting for election of directors. Abstentions and broker non-votes will have no effect on the result of the vote on the election of directors.

       Any other proposals require an affirmative vote of the majority of the votes cast on the matter.

VOTING CONFIDENTIALITY

       Proxies, ballots, and voting tabulations are handled confidentially to protect your voting privacy and will not be disclosed except as required by law.

VOTING RESULTS

       Final results will be announced at the meeting and will be published in TechTeam's Quarterly Report on Form 10-Q for the second quarter of 2003, filed with the Securities and Exchange Commission.

PROXY SOLICITATION COSTS

       TechTeam will bear the entire cost of soliciting the proxies on behalf of the Board of Directors. We will also reimburse banks, brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses in forwarding proxy materials to beneficial owners and seeking instruction with respect thereto. We are mailing this solicitation, but TechTeam's officers and employees, none of who will be specially compensated, may also make solicitations in person.

PROPOSALS

       The Board of Directors does not know of any other matters, which will be presented at the Annual Meeting other than (i) the election of directors, and
(ii) the ratification of the appointment of Ernst & Young, L.L.P. as TechTeam's independent accountants for 2003. Under TechTeam's Bylaws, generally no business besides the items discussed in this Proxy Statement may be transacted at the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such proposal in their discretion.

   TECHTEAM'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002,
          TOGETHER WITH THIS PROXY STATEMENT AND THE ACCOMPANYING FORM
            OF PROXY, IS FIRST BEING MAILED ON OR ABOUT APRIL 8, 2003
                        TO STOCKHOLDERS ENTITLED TO VOTE.

                        PROPOSAL 1. ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH STOCKHOLDER TO VOTE "FOR" THEM. PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED AT THE ANNUAL MEETING IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED BELOW, UNLESS AUTHORITY TO DO SO IS WITHHELD.

       The Stockholders elect TechTeam's directors annually at the Annual Meeting. TechTeam does not have staggered board terms. Each director will serve until the 2004 Annual Meeting of Stockholders or until he or she is succeeded by another qualified director who has been elected. All the nominees are currently directors. If a nominee is unavailable for election, the proxy holders may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected at the Annual Meeting.

       TechTeam's Bylaws provide that, until the Board of Directors shall otherwise determine, the number of director positions shall be nine. The number of director positions is currently nine. Proxies may not be voted for a greater number of persons than the number of nominees (nine) named in this Proxy Statement.

       The following is a description of the background of the persons who are being nominated for election as directors of TechTeam.

       KIM A. COOPER, 44, became a director in March 1996. Mr. Cooper is currently an IT consultant. From October 2002 through February 2003, Mr. Cooper served as President and Chief Executive Officer of GlobalSim, Inc., a leading software driver simulation company, during which time GlobalSim was reorganized and sold. From April 2000 through October 2002, Mr. Cooper was the Chief Operating Officer of Sorenson Media, Inc., a prominent streaming media company. In January 1996, Mr. Cooper founded and became the Chairman and Chief Executive Officer of Digital Harbor International, Inc., a Java software development company. Mr. Cooper sold Digital Harbor in September 1999. Mr. Cooper is on the Board of Directors of Sento, Inc. (traded under the symbol "SNTO"). Mr. Cooper is a member of the Board's Audit and Strategy Committees.

       WILLIAM F. COYRO, JR., 59, is President, Chief Executive Officer, and a director of TechTeam. Dr. Coyro is the founder of TechTeam and he was Chairman of the Board previously from its inception through February 2000. He was also President and Chief Executive Officer of TechTeam from its inception through December 1997, at which point he remained TechTeam's Chief Executive Officer through December 1998. From February 2000 through August 2001, TechTeam employed him as a consultant to management and the Board.

       G. TED DERWA, 64, has been retired from Ford Motor Company for the past four years. Prior to his retirement in December 1998, Mr. Derwa was the Director of the Technical Services Office with global responsibility for Ford Motor Company's data centers, telecommunications, office automation, engineering workstations, and information technology advanced design and research.

       PETER T. KROSS, 61, became a director of TechTeam in April 1999. Mr. Kross is currently a Senior Vice President of Leonard & Company, a securities brokerage. From 1987 through April of 2002, Mr. Kross had been a Senior Vice President of Wachovia Securities (formerly known as First Union Securities, Inc.) a New York Stock Exchange member broker dealer firm. Mr. Kross is a member of the Board's Compensation Committee, Investment Committee, Nominating Committee, and Strategy Committee.

       CONRAD L. MALLETT, JR., 49, is currently Executive Vice President and Chief Administrative Officer of the Detroit Medical Center. He served on the Michigan Supreme Court from 1990 through December 1998. In January 1999, he entered the private practice of law with the law firm of Miller Canfield in Detroit. From August 1999 through December 2001, he served as General Counsel and Chief Administrative Officer of the Detroit Medical Center. From January 2002 through April 2002, he served as the Chief Operating Officer for the City of Detroit under the administration of Mayor Kilpatrick. From April 2002 through March 4, 2003, Justice Mallett was the President and General Counsel for the Hawkins Food Group. Justice Mallett is a director of Lear Corporation (traded under the symbol "LEA")

       WALLACE D. RILEY, 75, has served as a director of TechTeam from 1987 to 1988 and from 1993 to the present. He is currently the Chairman of the Board. Mr. Riley is an attorney at law and is President and Senior Partner of the firm of Riley, Roumell & Connolly, P.C. He is the past President of the State Bar of Michigan as well as past President of the American Bar Association. He was a member of the Board of Governors of the American Bar Association from 1979--1980 and 1982--1985. Mr. Riley is a member of the Board's Compensation Committee.

       GREGORY C. SMITH, 58, became a director of TechTeam in March 2001. For over the past nine years, Mr. Smith has been the CEO, President, and Chairman of the Board of Directors of New Center Stamping, Inc., an automotive supplier. Between 1976 and 1988, he was the Chairman and CEO of Wolverine Technologies, Inc., a building products company traded on the NYSE. Mr. Smith serves on the Board's Audit Committee, Investment Committee, Nominating Committee, and Strategy Committee.

       RICHARD G. SOMERLOTT, 61, has been a director from TechTeam's inception. Dr. Somerlott has been a practicing dentist and a managing partner of Endodontics Associates Professional Corporation during the past five years. Dr. Somerlott is a member of the Board's Audit Committee, Compensation Committee, and Nominating Committee.

       RONALD T. WONG, 61, has been a director since February 2000. Since January 1999, he has been President of RTW, Inc. an information technology consulting company. Mr. Wong retired from Ford Motor Company in December 1998, where he was employed for over 27 years, most recently as Manager of the Infrastructure Support Department. While at Ford Motor Company, Mr. Wong participated in the implementation of Ford's Internet and intranet strategy and managed the global consolidation of all of Ford's distributive computer infrastructure support activities.


         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

       THE BOARD OF DIRECTORS RECOMMENDS RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, L.L.P. AS TECHTEAM'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003, AND URGES EACH STOCKHOLDER TO VOTE "FOR" RATIFICATION.

       The Board of Directors, on the recommendation of the Audit Committee, has selected Ernst & Young, L.L.P. as TechTeam's independent accountants for the fiscal year ending December 31, 2003, subject to the ratification of the Stockholders at the Annual Meeting.

       Representatives of Ernst & Young, L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                  COMPENSATION

DIRECTOR COMPENSATION

       Effective January 1, 2003, each non-employee director receives a monthly retainer of $1,500, and members of Board committees receive $600 per meeting attended. The chair of each Board committee receives an additional $600 per meeting chaired. The Chairman of the Board receives an additional $5,000 per month as compensation for his additional duties as Chairman. Under TechTeam's 1996 Non-Employee Directors Stock Plan, each non-employee director also receives 100 shares of Common Stock for each meeting of the Board of Directors he attends. The plan also provides for an automatic and non-discretionary grant to each non-employee director on the last business day of each February of a non-statutory option to purchase 10,000 shares of TechTeam's Common Stock at an exercise price equal to the fair market value of a share of Common Stock on the date of the grant. Directors who are employees of TechTeam receive no compensation for services as members of the Board of Directors or committees thereof.

          EXECUTIVE MANAGEMENT COMPENSATION AND MANAGEMENT INFORMATION

INFORMATION REGARDING EXECUTIVE MANAGEMENT

       All executive officers serve at the pleasure of the Board of Directors. There are no family relationships among any of the directors or executive officers of TechTeam. The following is a description of the background of TechTeam's Executive Officers not otherwise described above.

       LARRY W. GRANGER, 57, Vice President of Professional Services. Mr. Granger joined TechTeam in December 2002. For the previous three years, Mr. Granger was the President and Chief Executive Officer of Perodon, L.L.C., an IT outsourcing company. From August 1998 through December 1999, he was the Chief Information Officer of Visteon Corporation. For the prior two years, he was the Director of Ford Motor Company's European Process Reengineering Office.

       HEIDI K. HAGLE, 33, Vice President of Human Resources. Ms. Hagle has been with TechTeam since 1996, when she was a Senior Human Resource Generalist. She became Director of Human Resources in May 1999. In May 2002, Ms. Hagle was promoted to Vice President.

       JAMES M. HOEN, 35, Vice President of Sales. Mr. Hoen has been with TechTeam since 1997. During his employment, he has been an Account Development Manager, National Account Manager, Global Account Manager, and Director of Global Account Management. He was appointed Vice President of Sales in August 2001.

       MAJ HOMAYOUNFAL, 49, Vice President of Technology. Mr. Homayounfal joined TechTeam in May of 2001 as Executive Director of Technology. He was promoted to Vice President in May 2002. For the five years prior to May 2001, Ford Motor Company employed him in various roles, the last of which was to manage the Ford Global Help Desk.

       DAVID W. MORGAN, 44, Vice President, Chief Financial Officer, and Treasurer. Mr. Morgan began work with TechTeam in June 2002. From July 2001 through May 2002, he was Vice President, Chief Financial Officer, and Treasurer of Entivity, Inc., a software development firm. From October 1998 through December 2000, Mr. Morgan served as Vice President, Chief Financial Officer, and Treasurer of Clover Technologies, Inc, a systems integration subsidiary of Ameritech, Inc. From January 1996 through October 1998, he was Director of Finance for Ameritech, Inc.

       CHRISTOPH A. NEUT, 36, Vice President Europe. Mr. Neut has been with TechTeam's Belgian subsidiary, TechTeam Europe, NV/SA since 1996, when he was responsible for business development in Europe. In 1998, he became General Manager for TechTeam Europe, NV/SA. In 2000, he became Director of Sales, Europe. He assumed his current responsibilities in August 2001.

       EDWARD J. PENKALA, 55, President of TechTeam Capital Group, L.L.C., a wholly owned subsidiary of TechTeam. Mr. Penkala joined TechTeam in 1998 upon its acquisition of Capricorn Capital Group (now TechTeam Capital Group), where he had been employed for seven years. Mr. Penkala has previously held the roles of Vice President of Systems Integration, Vice President of Sales, and Vice President of Business Development at TechTeam.

       JEFFERY J. RUFFINI, 42, Vice President of Operations. Mr. Ruffini has been with TechTeam since 1992. From 1997 through 1998, he was Vice President of Corporate Services. He has been Vice President of Operations since 1998.

       MICHAEL A. SOSIN, 43, General Counsel and Secretary. Mr. Sosin joined TechTeam in his current position in July 1998. For the prior year he was a shareholder in the law firm of Downey & Sosin, P.C.

       The following table sets forth certain information concerning compensation paid to TechTeam's Chief Executive Officer and each of the other four most highly compensated executive officers of TechTeam as of December 31, 2002, and their compensation for 2000, 2001, and 2002.

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                          ANNUAL COMPENSATION
                             --------------------------------------------------------
                                                                                                          LONG TERM
                                                                                                         COMPENSATION      CURRENT
        NAME AND                                                                                            AWARDS         ANNUAL
   PRINCIPAL POSITION        YEAR       SALARY       BONUS    401(k) MATCH (1)  OTHER                     OPTIONS (2)      SALARY
   ------------------        ----       ------       -----    ------------      -----                     -----------      -------


William F. Coyro, Jr.        2002      $275,000        $-0-         $3,078     $295,763      (4, 5)                      $330,000
President and Chief          2001       229,456         -0-          5,124        3,495       (4)         200,000
Executive Officer            2000       205,539         -0-          5,012       10,760      (4, 5)

James M. Hoen                2002       171,769         -0-          2,405       32,167      (5, 6)        15,000         200,000
Vice President of Sales      2001       141,615      36,227          5,335        1,428       (6)          20,000
                             2000       107,692      30,200          4,891      121,068       (7)

Jeffery J. Ruffini           2002       174,423         -0-          2,442       11,911      (5, 6)        15,000         185,000
Vice President of            2001       167,307         -0-          5,019          312       (6)
Operations                   2000       149,231      12,200          4,289          312       (6)          20,000

Christoph A. Neut (3)        2002       155,524      25,204            -0-       57,367   (4, 5, 7, 9)     15,000         165,000
Vice President               2001        85,840      14,096            -0-       72,986   (4, 5, 6, 7)     20,000
Europe                       2000        72,960         -0-            -0-       15,837    (4, 7, 9)

Edward J. Penkala            2002       125,000      46,833          2,289       12,376      (5, 6)                       125,000
President, TechTeam          2001       171,335         -0-          5,140        3,643      (6, 8)
Capital Group, L.L.C.        2000       175,000       7,900          5,622        4,011       (8)          20,000



(1) Amounts reported in this column consist of TechTeam's matching contribution under TechTeam's 401(k) Retirement Savings Plan.

(2) Includes stock options granted under TechTeam's 1990 Nonqualified Stock Option Plan. TechTeam has not awarded SARs.

(3) Mr. Neut's compensation is reported in U.S. Dollars based upon the prevailing exchange rate from Euros to U.S. Dollars on March 19, 2003.

(4) Includes the beneficial amounts received for health insurance.

(5) Includes amounts earned from the exercise of Company stock options.

(6) Includes amounts paid for life insurance for executive officers of the Company.

(7) Includes amounts paid as commissions for the sale of business under TechTeam's sales and account management commission plan.

(8) Includes amounts paid as an automobile allowance.

(9) Includes amounts paid for benefits particular to TechTeam's subsidiary in Belgium, TechTeam Europe, NV/SA, including luncheon vouchers and representation allowances.

                           OPTION GRANTS AND EXERCISES

       The following tables set forth information with respect to grants of stock options during the year ended December 31, 2002 to the individuals named in the Summary Compensation Table above.

                                           OPTION GRANTS IN 2002
------------------------------------------------------------------------------------------------------------
                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                    AT ASSUMED ANNUAL RATES
                       NUMBER OF                    PERCENT OF                          OF STOCK PRICE
                       SHARES OF                   TOTAL OPTIONS                       APPRECIATION FOR
                       UNDERLYING                   GRANTED TO                            OPTION TERM
                        OPTIONS      EXPIRATION    EMPLOYEES IN      EXERCISE     -------------------------
         NAME         GRANTED (1)       DATE           YEARS           PRICE         5% (2)         10% (2)
         ----         -----------       ----           -----           -----         ------         -------

James M. Hoen            15,000       2/26/06           5%            $4.15          $9,450         $20,400
Christoph A. Neut        15,000       2/26/06           5%            $4.15          $9,450         $20,400
Jeffery J. Ruffini       15,000       2/26/06           5%            $4.15          $9,450         $20,400

    (1) All of the options reflected in the table were granted under TechTeam's 1990 Nonqualified Stock Option Plan. TechTeam has not awarded SARs. Option exercise prices are at or above the market price on the date of grant. Except as noted, options have a four-year term and become exercisable in equal one-third increments over three years. The exercise price and federal tax withholdings may be paid in cash or with shares of Common Stock.
    (2) Assumes rates of Common Stock price appreciation that are prescribed by the SEC and does not reflect TechTeam's estimates or projection of future Common Stock price.


                                AGGREGATE OPTION EXERCISES IN 2002 AND YEAR-END VALUE TABLE
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  VALUE OF UNEXERCISED
                                                                        UNEXERCISABLE           IN-THE-MONEY OPTIONS AT
                       SHARES                   EXERCISABLE NUMBER        NUMBER OF              DECEMBER 31, 2002 (1)
                      ACQUIRED                    OF UNEXERCISED      UNEXERCISED OPTIONS     ---------------------------
                         ON           VALUE           OPTIONS AT         NOT VESTED AT
       NAME           EXERCISE       REALIZED     DECEMBER 31, 2002    DECEMBER 31, 2002      EXERCISABLE   UNEXERCISABLE
       ----           --------       --------     -----------------    -----------------      -----------   -------------
William F. Coyro, Jr.  90,000        $280,500          110,000                  --             $302,500      $      --
James M. Hoen          10,000          32,027            9,000                31,000             45,844        103,850
Edward J. Penkala       8,000          11,453           15,000                12,000                 --         71,250
Jeffery J. Ruffini      8,000          11,700           10,000                27,000                 --        133,500
Christoph A. Neut      13,000          38,656           12,000                31,000                 --        103,850

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL AGREEMENTS

       Dr. Coyro has entered into an employment and non-competition agreement (the "Agreement") with TechTeam that provides for his employment as President and Chief Executive Officer of TechTeam. The Agreement was executed on March 13, 2003 and provides for a base annual salary of $330,000. Should TechTeam terminate Dr. Coyro's employment without cause prior to December 31, 2004, Dr. Coyro would be entitled to payment through that date. After December 30, 2004, the Agreement is terminable without cause by either party with 60 days' prior notice. The Agreement also provides that Dr. Coyro is entitled to a bonus at the discretion of the Compensation Committee of the Board or under the Company's bonus plan for senior management, if implemented. Under the Agreement, Dr. Coyro is entitled to receive benefits made available to other employees and management of TechTeam. In the event of a change of control, he would be entitled to payment of one year's salary and other benefits as set forth below. The Agreement also provides certain covenants by Dr. Coyro not to compete with TechTeam during the term of the Agreement and two years thereafter.

       Certain of the executive officers of TechTeam have entered into Employment Agreements Relating to Change of Control with TechTeam. These agreements provide these executives, in the event of their involuntary termination after a change-in-control, with (i) payments by TechTeam of 100% of his/her base annual salary, (ii) accelerated vesting of all unvested options to purchase Common Stock of TechTeam, (iii) employee benefits for a one year period, and (iv) one year of company-paid outplacement services. "Change of Control" is defined in the agreement as (1) the sale of (a) all then outstanding shares of Common Stock of TechTeam or (b) an amount of the outstanding voting securities of TechTeam entitled to vote generally in the election of the directors, the combined voting power of which is sufficient to elect a majority of the TechTeam Board; or (2) the consummation of the sale or other disposition of all or substantially all of the assets or operations of TechTeam.

        INFORMATION REGARDING BOARD OF DIRECTORS MEETINGS AND COMMITTEES

       The Board of Directors has established the following standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, the Nominating Committee, and the Strategy Committee. These committees act in an advisory capacity to the full Board of Directors. All committees report to the full Board of Directors with respect to matters considered at each committee meeting held.

       The Audit Committee is responsible for reviewing TechTeam's accounting and financial reporting practices and meeting with TechTeam's management and independent accountants to, among other things, review the results of the annual audit; discuss the financial statements; and receive and consider the independent auditor's comments as to the controls, adequacy of staff, management performance, and procedures. The Audit Committee members receive no compensation from TechTeam other than compensation for their role as a Director. The Audit Committee is comprised of Mr. Cooper, Mr. Smith, and Dr. Somerlott (Chairman). During 2002, the Audit Committee met five times.

       The Compensation Committee reviews the compensation practices followed by TechTeam, makes all decisions involving the compensation of executive officers of TechTeam, and reviews management's salary recommendations for each executive officer. In addition, the Committee reviews stock option grant recommendations pursuant to TechTeam's 1990 Nonqualified Employee Stock Option Plan. During 2002, the Compensation Committee held six meetings. The members of the Committee are Mr. Kross, Mr. Riley (Chairman), and Dr. Somerlott.

       The Investment Committee is responsible for evaluating the Company's investments and working with management to maximize TechTeam's return on its financial resources. The members of the Investment Committee are Mr. Smith and Mr. Kross (Chairman). This committee met one time during 2002.

       The Nominating Committee evaluates, nominates, and recommends individuals for membership on TechTeam's Board of Directors. The Nominating Committee met twice in 2002. The Committee does consider nominees suggested by Stockholders. These recommendations can be forwarded to the Chairman of the Board of Directors of TechTeam. The members of the Committee are Mr. Kross (Chairman), Dr. Somerlott, and Mr. Smith.

       The Strategy Committee reviews TechTeam's long-term strategic goals, objectives, and plans and makes recommendations to management and the Board of Directors on these subjects. Mr. Cooper, Mr. Kross, and Mr. Smith (Chairman) are the members of the Strategy Committee. This committee met four times during 2002.

       During the year ended December 31, 2002, the Board of Directors held 10 meetings. All directors attended at least 75% of the aggregate number of meetings held by the Board and all committees meetings of the Board on which he served during the year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors establishes the general compensation policies of TechTeam and establishes the compensation plans and specific compensation levels of all executive officers of TechTeam.

       TechTeam's executive compensation philosophy is to pay for performance. The objectives of TechTeam's executive compensation program are to: (1) provide competitive compensation that enables TechTeam to attract and retain key executives; (2) create incentives in the form of bonuses for contributions to TechTeam's performance; and (3) align TechTeam's executives' interest with its Stockholders' desire for superior returns through long-term stock ownership opportunities.

       TechTeam's executive compensation program provides compensation that the Committee believes, in its judgment and experience, is competitive with other companies of comparable size and complexity. Actual compensation levels may be greater or less than compensation levels at other companies based upon annual and long-term Company performance and individual performance. The Compensation Committee uses its discretion to establish executive compensation at levels in its judgment warranted by external or internal factors and an executive's individual circumstances.

       EXECUTIVE COMPENSATION PROGRAM COMPONENTS. TechTeam's executive compensation program consists of base salary, cash incentives, and long-term incentives.

           BASE SALARY. The Compensation Committee decides the base pay levels for executives according to the impact the individual has on TechTeam and on its performance, the skills and experiences required by the position, salaries paid by other companies for comparable positions, and the performance of TechTeam. Base salaries for executives are maintained at levels that the Compensation Committee believes, based on its own judgment and experience, are competitive with other companies of comparable size and complexity.

           ANNUAL CASH INCENTIVE. The Committee believes that rewarding executives for high levels of corporate performance should be done by way of cash bonuses. The incentive plan formerly in place has been rescinded. The Committee has designed an annual incentive plan for executive management (including the named executive officers and others). The plan, subject to Board approval, proposes flexible incentives for attaining and/or exceeding the Company's operating profit target, Company's revenue target, and each officer's individual objectives. Bonuses are calculated annually based on a target bonus, which varies from 40% of annual salary for the President and Chief Executive Officer; 30% for the Vice President of Sales, Vice President of Operations, and the Chief Financial Officer; and 20% for other corporate officers. The amount of the bonuses can vary based upon the performance of the Company and the individual. The Committee anticipates this plan will be in effect for 2003.

           LONG-TERM INCENTIVES. Long-term incentives are provided primarily by way of stock options. The Committee and Board of Directors believe that management's ownership of an equity interest in TechTeam is a major incentive in building stockholder wealth and aligning the long-term interests of management and Stockholders. Stock options, therefore, are granted at the market value of the Common Stock on the date of grant and typically become exercisable in installments of 33% per year beginning one year after the date of the grant. The value received by the executive from an option is dependent upon increases in the price of TechTeam's Common Stock over the market price on the date of the grant. Consequently, the value of the compensation is aligned directly with increases in stockholder value. Grants of stock options are made by the Board of Directors based upon the executive's contribution toward Company performance and expected contribution toward meeting TechTeam's goals.

       CHIEF EXECUTIVE COMPENSATION. The Compensation Committee reviews and approves the compensation of TechTeam's Chief Executive Officer. In January 2003, the Committee negotiated a two-year employment contract with Dr. Coyro, TechTeam's current Chief Executive Officer. The Committee believes the compensation of Dr. Coyro is appropriate based upon his skill and experience, and upon the competitive salaries for the comparable positions paid by other companies of similar size. The employment agreement between Dr. Coyro and TechTeam is described above.

       COMPENSATION NOT QUALIFYING FOR TAX DEDUCTIBILITY. Section 162(m) of the Internal Revenue Code, adopted in 1994, provides in general that compensation to certain individual executive officers during any year in excess of $1 million is not deductible by a public company. The Committee believes that, given the range of salaries and number of stock options of executive officers of TechTeam, the $1 million threshold of Section 162(m) will not be reached by an executive officer of TechTeam in the near future. Accordingly, the Committee has not considered what its policy regarding compensation not qualifying for Federal tax deductibility might be; however, it intends to do so at such time that the threshold is within range of any executive officer.

       The foregoing report on executive compensation is provided by the following non-employee directors, who constituted the Compensation Committee during 2003.

       Wallace D. Riley, Chairman
       Peter T. Kross
       Richard Somerlott

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       During the past fiscal year, the Compensation Committee was comprised solely of non-employee directors. No member of the Compensation Committee was an officer or employee of TechTeam or any of its subsidiaries during the fiscal year 2002. None of the executive officers of TechTeam has served on the board of directors or on the compensation committees of any other entity of whose officers have served either on the Board of Directors or on the Compensation Committee of TechTeam.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Mr. Wallace Riley is the President and Senior Partner of the law firm of Riley, Roumell & Connolly, P.C., which provides certain legal services to the Company. During the year ended December 31, 2002, TechTeam paid Riley, Roumell & Connolly, P.C. $6,450 for legal services.

       Mr. Ronald T. Wong is the President of RTW, Inc. Mr. Wong provided consulting services regarding the IT industry and specific customers of TechTeam through this entity to TechTeam through February 2003, whereupon his services contract was terminated. During the year ended December 31, 2002, TechTeam paid RTW $144,800 for consulting services rendered to TechTeam.

FEES OF THE INDEPENDENT AUDITORS FOR 2002

       The aggregate fees for professional services by Ernst & Young, L.L.P. in 2002 and 2001 were as follows:

            TYPE OF FEES                         2002                  2001
            ------------                     ------------          ------------
                                                     ($ in thousands)
Audit Fees.......................                $252                  $236
Audit-Related Fees...............                  28                    13
Tax Fees.........................                  10                    20
                                             ------------          ------------
Total............................                $290                  $269
                                             ============          ============


       In the above table, in accordance with new SEC definitions and rules, which TechTeam elected to adopt for this year's proxy statement, "audit fees" are fees for professional services for the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the independent auditor in connection with statutory and regulatory filings; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements such as audits of employee benefit plans; and "tax fees" are fees for tax compliance and consulting.

REPORT OF THE AUDIT COMMITTEE

       The Audit Committee is responsible for providing independent, objective oversight of the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of Kim A. Cooper, Richard G. Somerlott, and Gregory C. Smith, who are independent directors who receive no compensation from the Company, except for payment for their services as Directors. The Audit Committee acts under a written charter adopted by the Board of Directors in June of 2000, and modified effective March 20, 2001 and March 11, 2003. A copy of the amended charter is attached as Exhibit A to this Proxy.

       Management has the primary responsibility for the financial statements and reporting process, including internal control. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and reporting on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Committee is responsible to monitor and oversee these processes. During fiscal 2002, the Audit Committee held five meetings.

In fulfilling its oversight responsibilities, the Committee has reviewed the audited financial statements in the Annual Report on Form 10-K with management. This review includes a discussion of the quality, not just the acceptability of accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviewed with the independent auditor, their judgments as to the quality, not just the acceptability, of accounting principles used. The Audit

Committee received written disclosures from the independent auditors as required by Independence Standard No. 1 (Independence

       Discussions with Audit Committees). Moreover, the Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, and other professional standards, including the propriety of the independent auditors providing non-audit related services to the Company.

       In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

       The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report by reference therein.

       Kim A. Cooper, Audit Committee Member
       Gregory Smith, Audit Committee Member
       Richard G. Somerlott, Audit Committee Member

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of Common Stock by: (i) any person (including any "group" as that term is defined in Section 13 (d)(3) of the Securities and Exchange Act of 1934, as amended, known by TechTeam to be the beneficial owner of more than 5% of TechTeam's voting securities; (ii) each director of TechTeam; (iii) each named executive officer of TechTeam; and (iv) all directors and executive officers of TechTeam as a group. The information for all stockholders, other than Dimensional Fund Advisors, Inc. and The Pinnacle Fund, L.P. are as of the Record Date of March 17, 2003. The information for these entities is based upon their Schedule 13G's filed with the SEC for December 31, 2002. All persons listed below have sole voting and investment power with respect to their shares of stock unless otherwise indicated.

                                                                             PERCENTAGE OF
                                             NUMBER OF SHARES                 OUTSTANDING
NAME OF BENEFICIAL OWNER                  BENEFICIALLY OWNED (1)            COMMON STOCK (1)
------------------------                  ----------------------            ----------------

Dimensional Fund Advisors, Inc.                   993,844                         9.3%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
The Pinnacle Fund, L.P. 1299 4965                 700,370                         6.5
Preston Park Blvd., Suite 240
Plano, TX  75093
Peter T. Kross                                    516,700           (2)           4.8
William F. Coyro, Jr.                             280,934           (3)           2.6
Richard G. Somerlott                              250,719           (4)           2.3
Wallace D. Riley                                  157,400           (5)           1.4
Kim A. Cooper                                      78,025           (6)            **
Ronald T. Wong                                     69,665           (7)            **
Gregory C. Smith                                   53,900           (8)            **
Jeffery J. Ruffini                                 24,845           (9)            **
Edward J. Penkala                                  20,697           (10)           **
Christoph A. Neut                                  17,000           (11)           **
James M. Hoen                                      18,395           (12)           **
Conrad L. Mallett, Jr.                             10,000           (13)           **
G. Ted Derwa                                       10,000           (13)           **
Current Directors and Executive                 1,508,280                        12.9%
Officers as a Group (thirteen
persons)

**     Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (SEC) and includes shares not presently outstanding but which are subject to exercise within 60 days through options, warrants, rights, or conversion privileges. For the purpose of computing the percentage of the outstanding shares owned by a stockholder, shares subject to such exercise are deemed to be outstanding securities of the class owned by that stockholder but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2) Includes 137,100 shares of Common Stock owned by certain members of the family of Peter T. Kross as to which he shares voting and dispositive power, and 40,000 shares subject to options exercisable within 60 days of the Record Date.

(3) Includes 185,000 shares subject to options exercisable within 60 days of the Record Date.

(4) Includes 80,000 shares subject to options exercisable within 60 days of the Record Date.

(5) Includes 80,000 shares subject to options exercisable within 60 days of the Record Date.

(6) Includes 70,000 shares subject to options exercisable within 60 days of the Record Date.

(7) Includes 565 shares of Common Stock owned by certain members of the family of Mr. Wong as to which he shares voting and dispositive power. Includes 65,000 shares subject to options exercisable within 60 days of the Record Date.

(8) Includes 20,000 shares subject to options exercisable within 60 days of the Record Date.

(9) Includes 19,000 shares subject to options exercisable within 60 days of the Record Date.

(10) Includes 19,000 shares subject to options exercisable within 60 days of the Record Date.

(11) Includes 17,000 shares subject to options exercisable within 60 days of the Record Date.

(12) Includes 14,000 shares subject to options exercisable within 60 days of the Record Date.

(13) Includes 10,000 shares subject to options exercisable within 60 days of the Record Date.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities and Exchange Act of 1934 requires TechTeam's directors and executive officers, and persons who own more than 10% of a registered class of TechTeam's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of TechTeam. Such officers, directors, and greater than 10% Stockholders are required by SEC rules to furnish TechTeam with copies of all Section 16(a) forms they file.

       TO TECHTEAM'S KNOWLEDGE, BASED SOLELY ON A REVIEW OF THE COPIES OF SUCH REPORTS FURNISHED TO TECHTEAM AND WRITTEN REPRESENTATIONS THAT NO OTHER REPORTS WERE REQUIRED TO BE FILED BY TECHTEAM'S EXECUTIVE OFFICERS, DIRECTORS AND GREATER THAN 10% BENEFICIAL OWNERS WERE FILED WITH THE SEC ON A TIMELY BASIS.

                                PERFORMANCE GRAPH

       Set forth below is a graph comparing the cumulative total return on TechTeam's Common Stock from January 1, 1998 through December 31, 2002 with that of the NASDAQ Stock Market -- U.S. Index (the "NASDAQ U.S. Index") and the NASDAQ Computer & Data Processing Services Stocks Index (the "NASDAQ Computer Index") over the same period. The graph assumes that the value of the investment in TechTeam's Common Stock, the NASDAQ U.S. Index, and the NASDAQ Computer Index was $100 on January 1, 1998 and that all dividends were reinvested.

       The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. This graph in no way reflects TechTeam's forecast of future financial performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                                [GRAPHIC OMITTED]


                                                TOTAL RETURN INDEX
                                                ------------------

                        DEC 97     DEC 98      DEC 99      DEC 00     DEC 01     DEC 2002
    NASDAQ U.S.          100%       141%        261%        157%       125%         86%
    NASDAQ COMPUTER      100%       178%        392%        181%       145%        100%
    TECHTEAM GLOBAL      100%        72%         53%         25%        34%         83%

     The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, except to the extent that Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under said Acts.

                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

       The deadline for submission of stockholder proposals pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended ("Rule 14a-8"), for inclusion in TechTeam's proxy statement for its 2004 Annual Meeting of Stockholders is January 14, 2004. In addition, TechTeam's Bylaws specify procedures for notifying TechTeam of nominations for director and other business to be properly brought before any meeting of Stockholders by providing notice not less than 90 days (February 13, 2004), nor more days than 120 days, prior to the date of the 2004 Annual Meeting. Proposals should be mailed to TechTeam Global, Inc., to the attention of TechTeam's Secretary, Michael A. Sosin, 27335
W. 11 Mile Road, Southfield, Michigan, 48034.

                                  OTHER MATTERS

       Management of TechTeam knows of no other matter to be brought before the Annual Meeting, which is not referred to in the Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares of Common Stock represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.



                                    By order of the Board of Directors


                                    /s/ Michael A. Sosin

                                    Michael A. Sosin
                                    General Counsel
                                    and Secretary
Dated: March 28, 2003

                                   APPENDIX A

                              TECHTEAM GLOBAL, INC.
                             AUDIT COMMITTEE CHARTER

                             AMENDED MARCH 11, 2003


ORGANIZATION

       This charter governs the operations of the Audit Committee (the "Committee"). The Committee shall review and reassess this charter at least annually and obtain the approval of the Board of Directors for any modifications. The Committee shall be appointed by the Board of Directors and shall be comprised of at least three directors, each of whom are independent. Members of the Committee shall be considered independent only if they do not receive any remuneration from the Company, except in their role as members of the Board of Directors, and they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, and, at least one member shall have accounting or related financial management expertise to qualified as an "Audit Committee Financial Expert" as defined by the Securities and Exchange Commission.

STATEMENT OF POLICY

       The Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility of the Company's financial statements, the financial reporting process, the systems of internal accounting and financial controls, disclosure controls, the annual independent audit of the Company's financial statements, and legal compliance and ethics programs as established by management and the Board. The Committee shall maintain free and open communication regarding these issues with the independent auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention within its purview. The Committee shall have full access to all books, records, facilities, and personnel of the Company necessary to conduct the investigation. The Committee is authorized to retain outside experts to assist in the investigation or to provide counsel, provided a majority of the Committee approves.

RESPONSIBILITIES AND PROCESSES

       The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's financial statements. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk management practices, and ethical behavior.

       While the Committee should remain flexible in order to best react to changing conditions and circumstances, the following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities.

       -- COMPANY'S RELATIONSHIP WITH INDEPENDENT AUDITORS. The Committee, the Board and Management understand that the independent auditor for the Company is ultimately accountable to the Board of Directors and the Committee, as representatives of the shareholders. Accordingly, the Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. Moreover, the Committee is directly responsible for the compensation and oversight of the Company's independent auditors. The Committee shall discuss with the auditors their independence from management and the Company, and the matters included in required written disclosures. The Audit Committee must expressly approve any use of the independent auditors for non-audit related services. Annually, the Committee shall review the independent auditor's performance, and advise the Board regarding the selection of the Company's independent auditors, subject to shareholders' approval.

       -- REVIEW AND EVALUATION OF AUDIT PROCEDURES. Early each fiscal year, the Committee shall discuss with management and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and the amount of compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the internal accounting and financial controls, including the Company's system to monitor and manage business risks, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

       -- REVIEW OF INTERIM FINANCIALS AND QUARTERLY EARNINGS PRESS RELEASES. The Committee shall review and approve the Company's quarterly earnings press release prior to its release, and it shall review and approve the Quarterly Report on Form 1O-Q, including the interim financial statements with management prior to their filing with the SEC. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

       -- REVIEW OF 10-K AND ANNUAL EARNINGS PRESS RELEASE. The Committee shall review and approve with management and the independent auditors the Company's annual earnings press releases prior to their release. The Committee shall also review and approve with management and the independent auditors the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

APPROVAL OF RELATED PARTY TRANSACTIONS.

       There may be no related party transactions between the Company and any Director or Officer unless specifically approved by the Committee.

COMPLAINT PROCEDURES.

       The Committee shall establish and maintain a process for the receipt of complaints from employees and other stakeholders relating to the Company's financial reporting, internal controls, disclosure controls, and accounting and auditing practices and procedures.

COMMITTEE REPORTS.

       The Committee shall produce the following and provide them to the Board:
1) any report or other disclosure, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement; 2) an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate; and 3) minutes for each committee meeting.

RESOURCES AND AUTHORITY OF THE COMMITTEE

       The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management.

       The Committee will review and evaluate this Charter annually, and it will make recommendations to the Board on any proposed changes.

                             TECHTEAM GLOBAL, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 14, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                    TECHTEAM GLOBAL, INC. AND WILL BE VOTED.

The undersigned hereby appoints William F. Coyro, Jr. and/or Michael A. Sosin, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Stockholders of TechTeam Global, Inc., a Delaware corporation (the "Company") to be held in the Embassy Suites, 28100 Franklin Road, Southfield, Michigan at 10:00 a.m. E.D.T., May 14, 2003, and any adjournment(s) or postponement(s) thereof, and to vote all shares of stock of the Company standing in the name of the undersigned, with all the powers the undersigned would possess if personally present at such meeting:

1. Election of directors of the Company:

   Nominees: Kim A. Cooper; William F. Coyro, Jr.; G. Ted Derwa; Peter T. Kross; Conrad L. Mallett, Jr.; Wallace D. Riley; Gregory C. Smith; Richard G. Somerlott; and Ronald T. Wong.

   [ ] FOR all nominees listed above, except vote withheld from the following nominees (if any):

   [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

2. Ratification of independent auditors for fiscal 2003:

   [ ] RATIFY the appointment of Ernst & Young, L.L.P. as the Company's independent auditors.

   [ ] REJECT the appointment of Ernst & Young, L.L.P. as the Company's independent auditors.

                                (Continues and to be signed on the reverse side)

3. In their discretion on such other matters as may properly come before the meeting.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR ELECTION OF THE DIRECTORS SET FORTH ABOVE AND TO RATIFY THE APPOINTMENT OF ERNST & YOUNG, L.L.P.

This proxy card when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the proposal(s).

Copies of the Notice of Meeting dated April 8, 2003 and the Proxy Statement dated April 8, 2003 have been received by the undersigned.



                                PLEASE DATE AND SIGN HERE
                                Dated: _________________________________________
                                Name: __________________________________________

                                PLEASE DATE, SIGN, AND RETURN THIS PROXY
                                IN THE ENCLOSED ENVELOPE PROMPTLY.

                                [ ] Please check here if you plan to attend this
                                    meeting.